EXHIBIT 10.10

                             SUBSCRIPTION AGREEMENT


     THIS SUBSCRIPTION AGREEMENT (this "Agreement"), dated as of January 14, 2005, by and between Astrata Group Incorporated, a Nevada corporation (the "Company"), and ___________________, an individual (the "Subscriber").

     WHEREAS, the Company and the Subscriber are executing and delivering this Agreement in reliance upon an exemption from securities registration afforded by the provisions of Section 4(2) or Section 4(6) of the Securities Act of 1933, as amended (the "1933 Act"), and/or Regulation S ("Regulation S") as promulgated by the United States Securities and Exchange Commission (the "Commission") under the 1933 Act; and

     WHEREAS, the parties desire that, upon the terms and subject to the conditions contained herein, the Company shall issue and sell to the Subscriber, as provided herein, and the Subscriber shall purchase _______Units of the Company's securities (individually, a "Unit"; collectively, the "Units"), each Unit consisting of 10 (ten) shares (the "Shares") of the Company's common stock, $0.0001 par value (the "Common Stock") and one common stock purchase warrant (collectively, the "Warrants"), in the form attached hereto as Exhibit A, entitling the holder, subject to the terms set forth therein, to purchase from the Company 10 (ten) fully paid and non-assessable shares of the common stock of the Company (the "Common Stock"), at a per share purchase price of $5.00, for a per-Unit purchase price of $52.50 and an aggregate purchase price of $________ (the "Aggregate Purchase Price"), which shall be payable to the Company on the Closing Date, as defined in Section 1 hereof.

NOW, THEREFORE, in consideration of the mutual covenants and other agreements contained in this Agreement the Company and the Subscriber hereby agree as follows:

          1. CLOSING. Subject to (a) the truth and accuracy as of the date hereof and on the Closing Date of the representations and warranties of the Company and the Subscriber, (b) compliance with the covenants and undertakings of the Company set forth in this Agreement, (c) the non-occurrence of any default by the Company of its obligations and undertakings contained in this Agreement, and (d) the satisfaction or waiver of the terms and conditions of this Agreement, on the Closing Date, the Subscriber shall purchase from the Company and the Company shall sell to the Subscriber the Units, as designated above and on the signature page hereto. On the Closing Date, the Company will deliver the Units to the Subscriber. The "Closing Date" shall be the date that the Subscriber's funds representing the net amount due the Company from the Aggregate Purchase Price are transmitted by wire transfer or otherwise to or for the benefit of the Company.

          2. ALLOCATION BETWEEN SHARES AND WARRANTS. In accordance with the provisions of Accounting Principles Board Opinion No. 14, the Company will allocate the Aggregate Purchase Price between the Shares and the Warrants based on their relative estimated fair values. For purposes of this Agreement, the Company has allocated $50.00 of the per-Unit purchase price to the Shares and $2.50 thereof to the Warrants. This allocation may or may not be the allocation that the Company ultimately reports on its balance sheet. The Company may utilize the Black-Scholes option-pricing model or some other method of estimation and allocation.

          The Black-Scholes option-pricing model considers (i) the exercise price of the Warrants relative to the reassessed value of the Company's Common Stock during the period prior to the commencement of market-makers quoting the Company's Common Stock on the OTC Bulletin Board, which prior period includes

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the date of this Agreement, (ii) the expected stock price volatility, (iii) the risk-free interest rate, and (iv) the dividend yield. If the Company uses the Black-Scholes option-pricing model, the reassessed value of the underlying Common Stock will be based on assumptions of matters that are inherently highly uncertain and subjective. As there has been no public market for the Company's Common Stock prior to the date of this Agreement, the Company's assumptions about stock-price volatility would be based on the volatility rates of comparable publicly held companies. These rates may or may not reflect the Company's stock-price volatility after quotation on the OTC Bulletin Board commences. If the Company were to make different assumptions about the reassessed value of the Common Stock or stock-price volatility rates, the allocation of value between the Shares and the Warrants, as reported on the Company's balance sheet, could be significantly different.

          However, determined, the allocated amounts will be presented in the "Additional Paid-in Capital - Equity" and "Additional Paid-in Capital - Warrants" line items on the Company's February 28, 2005, condensed audited consolidated balance sheet and further described in various of the Notes to its Condensed audited Consolidated Financial Statements.

          3. RESERVED.

          4. SUBSCRIBER'S REPRESENTATIONS AND WARRANTIES. The Subscriber hereby represents and warrants to and agrees with the Company that:

               (a) INFORMATION ON COMPANY. The Subscriber has been furnished with or has had access at the EDGAR Website of the Commission to the Company's
(i) Current Report Form 8-K (as filed with the Commission on August 23, 2004) and, as amended on its Form 8-K/A (as filed with the Commission on October 18, 2004), with respect to the share exchange transaction, pursuant to which the Company combined with (A) Cadogan Investments Limited, a London-based company that owned Astrata South Africa (Pty) Limited, a South African company, and (B) Optron Technologies, Inc., a Nevada corporation, whose subsidiaries included operations in Singapore, Malaysia, Brunei, and England and (ii) Quarterly Report on Form 10-QSB/A for the quarter and six months ended August 31, 2004 (as filed with the Commission on October 22, 2004), together with all subsequently filed Forms with the Commission available at the EDGAR website (collectively, the "Reports"). In addition, the Subscriber has received in writing from the Company such other information concerning its operations, financial condition, and other matters as the Subscriber has requested in writing (such other information is collectively, the "Other Written Information"), and considered all factors the Subscriber deemed material in deciding on the advisability of investing in the Units.

               (b) INFORMATION ON SUBSCRIBER. The Subscriber has the authority and is duly and legally qualified to purchase and own the Units. The Subscriber is able to bear the risk of such investment for an indefinite period and to afford a complete loss thereof. The information set forth on the signature page hereto regarding the Subscriber is accurate. The subscriber is not a US Person, as that term is defined in Section 902 of Regulation S.

               (c) COMPLIANCE WITH 1933 ACT. The Subscriber understands and agrees that the Units, the Shares, the Warrants, and the common stock underlying the Warrants (the "Warrant Shares") have not been registered under the 1933 Act or any applicable state securities laws, by reason of their issuance in a transaction that does not require registration under the 1933 Act (based in part on the accuracy of the representations and warranties of Subscriber contained herein), and that the Shares, Warrants, and Warrant Shares must be held indefinitely unless a subsequent disposition is registered under the 1933 Act or any applicable state securities laws or is exempt from such registration. Further, in no event may the Subscriber (i) enter into hedging transactions with

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third parties, (ii) enter into short positions or other derivative transactions relating to the Shares, the Warrants, or the Warrant Shares, or interests therein, or (iii) loan or pledge the Shares, the Warrants, or the Warrant Shares, or interests therein, to third parties that in turn may dispose of the Shares, the Warrants, or the Warrant Shares, or interests therein. The number of shares of Common Stock that may be affected by transactions described in the previous sentence shall be limited to an amount equal to the Shares, which may be increased by the number of Warrant Shares issued upon the exercise of the Warrants. The share limitation shall no longer apply after a Subscriber has transferred all of his Shares and Warrant Shares issued upon the exercise of the Warrants, or the expiration thereof.

               (d) SHARES LEGEND. The Shares and the Warrant Shares shall bear the following or similar legend:

          THE SHARES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED. THESE SHARES MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT UNDER SUCH SECURITIES ACT OR ANY APPLICABLE STATE SECURITIES LAW OR AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO ASTRATA GROUP INCORPORATED THAT SUCH REGISTRATION IS NOT REQUIRED. PURSUANT TO THE TERMS OF AN AGREEMENT BETWEEN THE COMPANY AND THE REGISTERED HOLDER HEREOF, THE SHARES REPRESENTED BY THIS CERTIFICATE MAY NOT BE PLEDGED OR HYPOTHECATED. A COPY OF SUCH AGREEMENT IS ON FILE WITH THE SECRETARY OF THE COMPANY.

               (e) COMMUNICATION OF OFFER. The offer to sell the Units was directly communicated to the Subscriber by the Company. At no time was the Subscriber presented with or solicited by any leaflet, newspaper or magazine article, radio or television advertisement, or any other form of general advertising or solicited or invited to attend a promotional meeting otherwise than in connection and concurrently with such communicated offer.

               (f) AUTHORITY; ENFORCEABILITY. This Agreement and other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed, and delivered by the Subscriber and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Subscriber has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Subscriber relating hereto.

               (g) CORRECTNESS OF REPRESENTATIONS. The Subscriber represents that the foregoing representations and warranties are true and correct as of the date hereof and will be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date and shall not expire until two years thereafter.

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          5. COMPANY REPRESENTATIONS AND WARRANTIES. The Company represents and warrants to and agrees with the Subscriber that:

               (a) DUE INCORPORATION. The Company and each of its subsidiaries is a corporation duly organized, validly existing, and in good standing under the laws of the respective jurisdictions of their incorporation and have the requisite corporate power to own their respective properties and to carry on their respective businesses now being conducted. The Company and each of its subsidiaries is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have a material adverse effect on the business, operations, or financial condition of the Company.

               (b) OUTSTANDING STOCK. All issued and outstanding shares of capital stock of the Company and each of its subsidiaries have been duly authorized and validly issued and are fully paid and non-assessable.

               (c) AUTHORITY; ENFORCEABILITY. This Agreement and any other agreements delivered together with this Agreement or in connection herewith have been duly authorized, executed, and delivered by the Company and are valid and binding agreements enforceable in accordance with their terms, subject to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium, and similar laws of general applicability relating to or affecting creditors' rights generally and to general principles of equity; and the Company has full corporate power and authority necessary to enter into this Agreement and such other agreements and to perform its obligations hereunder and under all other agreements entered into by the Company relating hereto.

               (d) ADDITIONAL ISSUANCES. There are no outstanding agreements or preemptive or similar rights affecting the Common Stock or equity and no outstanding rights, warrants, or options to acquire, or instruments convertible into or exchangeable for, or agreements or understandings with respect to the sale or issuance of any shares of Common Stock or equity of the Company or other equity interest in any of the subsidiaries of the Company except as described on
Schedule 5(d), or the Reports.

               (e) CONSENTS. No consent, approval, authorization or order of any court, governmental agency or body, or arbitrator having jurisdiction over the Company (or any of its affiliates), or the New York Stock Exchange, the American Stock Exchange, The Nasdaq Stock MarketSM, NASD Regulation, Inc. (in its regulation of the quotation medium known as the "OTC Bulletin Board"), or Pink Sheets LLC (through its Electronic Quotation Service) (as relevant, whichever is the principal trading exchange or market for the Common Stock, the "Principal Market"), or NASD, Inc. (or any of its affiliates), or the Company's stockholders is required for the execution and compliance by the Company of its obligations under this Agreement, and all other agreements entered into by the Company relating hereto, including, without limitation, the issuance and sale of the Units, and the performance of the Company's obligations hereunder and under all such other agreements.

               (f) NO VIOLATION OR CONFLICT. Assuming the representations and warranties of the Subscriber in Section 4 are true and correct, neither the issuance and sale of the Units nor the performance of the Company's obligations under this Agreement and all other agreements entered into by the Company relating hereto by the Company will:

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                    (i) violate, conflict with, result in a breach of, or
constitute a default (or an event which with the giving of notice or the lapse of time or both would be reasonably likely to constitute a default) under (A) the Articles of Incorporation or Bylaws of the Company, (B) to the Company's knowledge, any decree, judgment, order, law, treaty, rule, regulation, or determination applicable to the Company of any court, governmental agency or body, or arbitrator having jurisdiction over the Company or any of its subsidiaries or over the properties or assets of the Company or any of its affiliates, (C) the terms of any bond, debenture, note, or any other evidence of indebtedness, or any agreement, stock option or other similar plan, indenture, lease, mortgage, deed of trust, or other instrument to which the Company or any of its affiliates or subsidiaries is a party, by which the Company or any of its affiliates or subsidiaries is bound, or to which any of the properties of the Company or any of its affiliates or subsidiaries is subject, or (D) the terms of any "lock-up" or similar provision of any underwriting or similar agreement to which the Company, or any of its affiliates or subsidiaries is a party except the violation, conflict, breach, or default of which would not have a material adverse effect on the Company;

                    (ii) result in the creation or imposition of any lien, charge, or encumbrance upon the Shares, the Warrants, or the Warrant Shares or any of the assets of the Company, its subsidiaries, or any of its affiliates; or

                    (iii) result in the activation of any anti-dilution rights or a reset or repricing of any debt or security instrument of any other creditor or equity holder of the Company, nor result in the acceleration of the due date of any obligation of the Company.

               (g) THE SHARES, THE WARRANTS, AND THE WARRANT SHARES. The Shares, the Warrants, and the Warrant Shares upon issuance:

                    (i) will be free and clear of any security interests, liens, claims, or other encumbrances, subject to restrictions upon transfer under the 1933 Act and any applicable state securities laws;

                    (ii) will be duly and validly authorized and on the date of issuance thereof will be duly and validly issued, fully paid, and nonassessable (and if registered pursuant to the 1933 Act, and resold pursuant to an effective registration statement will be free trading and unrestricted, provided that the Subscriber complies with the prospectus delivery requirements of the 1933 Act);

                    (iii) will not have been issued or sold in violation of any preemptive or other similar rights of the holders of any securities of the Company; and

                    (iv) will not subject the holders thereof to personal liability by reason of being such holders.

               (h) LITIGATION. There is no pending or, to the best knowledge of the Company, threatened action, suit, proceeding, or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates that would affect the execution by the Company of this Agreement or the performance by the Company of its obligations thereunder, and all other agreements entered into by the Company relating hereto. Except as disclosed in the Reports, there is no pending or, to the best knowledge of the Company, basis for or threatened action, suit, proceeding, or investigation before any court, governmental agency or body, or arbitrator having jurisdiction over the Company, or any of its affiliates, which litigation, if adversely determined, could have a material adverse effect on the Company.

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               (i) REPORTING COMPANY. The Company is a publicly-held company subject to reporting obligations pursuant to Section 13 of the Securities Exchange Act of 1934, as amended (the "1934 Act") and has a class of common shares registered pursuant to Section 12(g) of the 1934 Act. Pursuant to the provisions of the 1934 Act, from and after the filing of the 8-K/A (as filed with the Commission on October 18, 2004), the Company has timely filed all reports and other materials required to be filed thereunder with the Commission.

               (j) NO MARKET MANIPULATION. The Company has not taken, and will not take, directly or indirectly, any action designed to, or that might reasonably be expected to, cause or result in stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares or the Warrant Shares or affect the price at which the Shares or the Warrant Shares may be issued or resold.

               (k) INFORMATION CONCERNING THE COMPANY. The Reports contain all material information relating to the Company and its operations and financial condition as of their respective dates that is required to be disclosed therein. Since the date of the financial statements included in the Reports, and except as modified in the Other Written Information or in the Schedules hereto, there has been no material adverse change in the Company's business, financial condition, or affairs not disclosed in the Reports. The Reports do not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made.

               (l) STOP TRANSFER. The Shares, the Warrants, and the Warrant Shares, when each is issued, will be restricted securities. The Company will not issue any stop transfer order or other order impeding the sale, resale, or delivery thereof, except as may be required by any applicable federal or state securities laws and unless contemporaneous notice of such instruction is given to the Subscriber.

               (m) DEFAULTS. The Company is not in violation of its Articles of Incorporation or Bylaws. The Company is (i) not in default under or in violation of any material agreement or instrument to which it is a party or by which it or any of its properties are bound or affected, which default or violation would have a material adverse effect on the Company, (ii) not in default with respect to any order of any court, arbitrator, or governmental body or subject to or party to any order of any court or governmental authority arising out of any action, suit, or proceeding under any statute or other law respecting antitrust, monopoly, restraint of trade, unfair competition, or similar matters, or (iii) to its knowledge, not in violation of any statute, rule, or regulation of any governmental authority which violation would have a material adverse effect on the Company.

               (n) RESERVED

               (o) NO UNDISCLOSED LIABILITIES. The Company has no liabilities or obligations that are material, individually or in the aggregate, which are not disclosed in the Reports and Other Written Information, other than those incurred in the ordinary course of the Company's business since August 31, 2004, and which, individually or in the aggregate, would reasonably be expected to have a material adverse effect on the Company's financial condition, other than as set forth in Schedule 5(o).

               (p) NO UNDISCLOSED EVENTS OR CIRCUMSTANCES. Since August 31, 2004, no event or circumstance has occurred or exists with respect to the Company or its businesses, properties, operations, or financial condition, that, under applicable law, rule, or regulation, requires public disclosure or

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announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed in the Reports.

               (q) CAPITALIZATION. The authorized and outstanding capital stock of the Company as of the date of this Agreement is set forth on Schedule 5(q). Except as set forth in the Reports and Other Written Information and Schedule 5(d), there are no options, warrants, or rights to subscribe to, securities, rights, or obligations convertible into or exchangeable for or giving any right to subscribe for any shares of capital stock of the Company. All of the outstanding shares of Common Stock have been duly and validly authorized and issued and are fully paid and nonassessable.

               (r) CORRECTNESS OF REPRESENTATIONS. The Company represents that the foregoing representations and warranties are true and correct as of the date hereof and will be true and correct as of the Closing Date. The foregoing representations and warranties shall survive the Closing Date and shall not expire until two years thereafter.

          6. REGULATION S OFFERING. The offer and issuance of the Units to the Subscriber is being made pursuant to the exemption from the registration provisions of the 1933 Act afforded by Section 4(2) or Section 4(6) of the 1933 Act and/or Regulation S promulgated thereunder.

          7. RESERVED.

          8. BROKERS AND FINDERS. The Company and the Subscriber agree to indemnify the other against and hold the other harmless from any and all liabilities to any persons claiming brokerage commissions or finder's fees (each a "Broker" or "Finder") on account of services purported to have been rendered on behalf of the indemnifying party in connection with this Agreement or the transactions contemplated hereby and arising out of such party's actions. The Company represents that there are no parties entitled to receive fees, commissions, or similar payments in connection with the Offering except that finder's fees or commissions in an amount not to exceed ten percent of the Aggregate Purchase Price may be paid to a Broker or Finder.

          9. COVENANTS OF THE COMPANY. The Company covenants and agrees with the Subscriber as follows:

               (a) STOP ORDERS. The Company will advise the Subscriber, promptly after it receives notice of issuance by the Commission, any state securities commission, or any other regulatory authority of any stop order or of any order preventing or suspending any offering of any securities of the Company, or of the suspension of the qualification of the Common Stock for offering or sale in any jurisdiction, or the initiation of any proceeding for any such purpose.

               (b) LISTING. If required by the rules and regulations of the Principal Market other than the OTC Bulletin Board or the Pink Sheets), the Company shall promptly secure the listing of the shares of Common Stock thereon and shall maintain the listing of its Common Stock thereon or on the New York Stock Exchange, the American Stock Exchange, Nasdaq National Market, or Nasdaq SmallCap Market (whichever of the foregoing, if any, is at the time the Principal Market), and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market, as applicable. The Company will provide the Subscriber copies of all notices it receives notifying the Company of the threatened and actual delisting of the Common Stock from any Principal Market. As of the date of this Agreement and the Closing Date, the Company expects that the OTC Bulletin Board will become the

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initial Principal Market, as Westminster Securities Corporation has commenced the process with NASD Regulation, Inc. to become a market-maker on the OTC Bulletin Board for the Common Stock.

               (c) MARKET REGULATIONS. The Company shall notify the Commission, the Principal Market, and applicable state authorities, in accordance with their requirements, of the transactions contemplated by this Agreement, and shall take all other necessary action and proceedings as may be required and permitted by applicable law, rule and regulation, for the legal and valid issuance of the Shares, the Warrants, and, if, when, and as the Warrants are exercised, the Warrant Shares to the Subscriber and promptly provide copies thereof to the Subscriber.

               (d) REPORTING REQUIREMENTS. From the date of this Agreement and until the sooner of (i) two (2) years after the Closing Date, or (ii) until all the Shares and the Warrant Shares have been resold or transferred by the Subscriber pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will (A) cause its Common Stock to continue to be registered under Section 12(b) or 12(g) of the 1934 Act, (B) comply in all respects with its reporting and filing obligations under the 1934 Act, (C) comply with all reporting requirements that are applicable to an issuer with a class of shares registered pursuant to Section 12(b) or 12(g) of the 1934 Act, as applicable, and (D) comply with all requirements related to any registration statement filed pursuant to this Agreement. The Company will use its best efforts not to take any action or file any document (whether or not permitted by the 1933 Act or the 1934 Act or the rules thereunder) to terminate or suspend such registration or to terminate or suspend its reporting and filing obligations under said acts until two (2) years after the Actual Filing Date. Until the resale of the Shares and the Warrant Shares by the Subscriber, the Company will use its best efforts to continue the listing or quotation of the Common Stock on the Principal Market and will comply in all respects with the Company's reporting, filing and other obligations under the bylaws or rules of the Principal Market.

               (e) TAXES. From the date of this Agreement and until the sooner of (i) two (2) years after the Actual Filing Date, or (ii) until all the Shares have been resold or transferred by all the Subscriber pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will promptly pay and discharge, or cause to be paid and discharged, when due and payable, all lawful taxes, assessments and governmental charges or levies imposed upon the income, profits, property or business of the Company; PROVIDED, HOWEVER, that any such tax, assessment, and charge or levy need not be paid if the validity thereof shall currently be contested in good faith by appropriate proceedings and if the Company shall have set aside on its books adequate reserves with respect thereto; PROVIDED, FURTHER, that the Company will pay all such taxes, assessments, and charges or levies forthwith upon the commencement of proceedings to foreclose any lien that may have attached as security therefore.

               (f) INSURANCE. From the date of this Agreement and until the sooner of (i) two (2) years after the Actual Filing Date, or (ii) until all the Shares have been resold or transferred by all the Subscriber pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will keep its assets that are of an insurable character insured by financially sound and reputable insurers against loss or damage by fire, explosion, and other risks customarily insured against by companies in the Company's line of business, in amounts sufficient to prevent the Company from becoming a co-insurer and not in any event less than 100% of the insurable value of the property insured; and the Company will maintain, with financially sound and reputable insurers, insurance against other hazards and risks and liability to persons and property to the extent and in the manner customary for companies in similar businesses similarly situated and to the extent available on commercially reasonable terms.

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               (g) BOOKS AND RECORDS. From the date of this Agreement and until the sooner of (i) two (2) years after the Actual Filing Date, or (ii) until all the Shares have been resold or transferred by all the Subscriber pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will keep true records and books of account in which full, true and correct entries will be made of all dealings or transactions in relation to its business and affairs in accordance with generally accepted accounting principles applied on a consistent basis.

               (h) GOVERNMENTAL AUTHORITIES. From the date of this Agreement and until the sooner of (i) two (2) years after the Actual Filing Date, or (ii) until all the Shares have been resold or transferred by all the Subscriber pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company shall duly observe and conform in all material respects to all valid requirements of governmental authorities relating to the conduct of its business or to its properties or assets.

               (i) INTELLECTUAL PROPERTY. From the date of this Agreement and until the sooner of (i) two (2) years after the Actual Filing Date, or (ii) until all the Shares have been resold or transferred by all the Subscriber pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company shall maintain in full force and effect its corporate existence, rights, and franchises and all licenses and other rights to use intellectual property owned or possessed by it and reasonably deemed to be necessary to the conduct of its business.

               (j) PROPERTIES. From the date of this Agreement and until the sooner of (i) two (2) years after the Actual Filing Date, or (ii) until all the Shares have been resold or transferred by all the Subscriber pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company will keep its properties in good repair, working order, and condition, reasonable wear and tear excepted, and from time to time make all needful and proper repairs, renewals, replacements, additions, and improvements thereto; and the Company will at all such times comply with each provision of all leases to which it is a party or under which it occupies property if the breach of such provision could reasonably be expected to have a material adverse effect.

               (k) CONFIDENTIALITY/PUBLIC ANNOUNCEMENT. From the date of this Agreement and until the sooner of (i) two (2) years after the Actual Filing Date, or (ii) until all the Shares have been resold or transferred by the Subscriber pursuant to the Registration Statement or pursuant to Rule 144, without regard to volume limitation, the Company agrees that it will not disclose publicly or privately the identity of the Subscriber unless expressly agreed to in writing by a Subscriber or only to the extent required by law and then only upon ten days prior notice to Subscriber. In any event and subject to the foregoing, the Company undertakes to file a Current Report on Form 8-K or to make a public announcement describing the Offering not later than the business day immediately following the Closing Date. In the Form 8-K or public announcement, the Company will specifically disclose the number of shares of the Common Stock outstanding immediately after such reported Closing.

               (l) USE OF PROCEEDS. The Company undertakes to use the proceeds of the Subscriber's funds for the purposes set forth on Schedule 9(n) hereto.

          10. COVENANTS OF THE COMPANY AND SUBSCRIBER REGARDING INDEMNIFICATION.

               (a) The Company agrees to indemnify, hold harmless, reimburse, and defend the Subscriber and his heirs and affiliates against any claim, cost, expense, liability, obligation, loss, or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Subscriber or any such person that arises out of, or is based upon (i) any material misrepresentation by Company or breach of any warranty by Company in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Company of any covenant or undertaking to be performed by the Company hereunder, or any other agreement entered into by the Company and Subscriber relating hereto.

               (b) The Subscriber agrees to indemnify, hold harmless, reimburse, and defend the Company and each of the Company's officers, directors, agents, affiliates, and control persons against any claim, cost, expense, liability, obligation, loss, or damage (including reasonable legal fees) of any nature, incurred by or imposed upon the Company or any such person which results, arises out of or is based upon (i) any material misrepresentation by the Subscriber in this Agreement or in any Exhibits or Schedules attached hereto, or other agreement delivered pursuant hereto; or (ii) after any applicable notice and/or cure periods, any breach or default in performance by the Subscriber of any covenant or undertaking to be performed by the Subscriber hereunder, or any other agreement entered into by the Company and the Subscriber relating hereto.

               (c) In no event shall the liability of the Subscriber or permitted successor hereunder or under any other agreement delivered in connection herewith be greater in amount than the dollar amount of the net proceeds actually received by the Subscriber upon the sale of Registrable Securities (as defined herein) giving rise to such indemnification obligation.

               (d) The procedures set forth in Section 11.5 shall apply to the indemnifications set forth in Sections 10(a) and 10(b) above.

          11.1. REGISTRATION RIGHTS. The Company hereby grants the following registration rights to holders of the Shares, the Warrants, and the Warrant Shares.

               (i) On one occasion, for the three-year period commencing on the 120th day following the Closing Date (the "Request Date"), the Company, upon a written request therefor from any record holder or holders of more than 50% of the Shares shall prepare and file with the Commission a registration statement under the 1933 Act registering the Shares and the Warrant Shares (collectively, the "Registrable Securities") that are the subject of such request for unrestricted public resale by the holders thereof. For purposes of Sections 11.1(i) and 11.1(ii), Registrable Securities shall not include Shares or Warrant Shares that are registered for resale in an effective registration statement or included for registration in a pending registration statement, or that have been issued without further transfer restrictions after a sale or transfer pursuant to Rule 144 under the 1933 Act. Upon the receipt of such request, the Company shall promptly give written notice to all other persons who have been granted registration rights by the Company in respect of its securities ("Other Registrable Securities") that such registration statement is to be filed and shall include in such registration statement Other Registrable Securities for which it has received written requests within ten (10) days after the Company gives such written notice.

               (ii) If the Company at any time proposes to register any of its securities under the 1933 Act for sale to the public, whether for its own account or for the account of other security holders or both, except with respect to Registration Statements on Forms S-4, S-8, or another form not available for registering the Registrable Securities for sale to the public, provided the Registrable Securities are not otherwise registered for resale by the Subscriber or Holder pursuant to an effective registration statement, each such time it will give at least fifteen (15) days' prior written notice to the record holder of the Registrable Securities of its intention so to do. Upon the written request of the holder, received by the Company within ten (10) days after the giving of any such notice by the Company, to register any of the Registrable Securities not previously registered, the Company will cause such Registrable Securities as to which registration shall have been so requested to be included with the securities to be covered by the registration statement proposed to be filed by the Company, all to the extent required to permit the sale or other disposition of the Registrable Securities so registered by the holder of such Registrable Securities (the "Seller" or "Sellers"). In the event that any registration pursuant to this Section 11.1(ii) shall be, in whole or in part, an underwritten public offering of Common Stock, the number of shares of Registrable Securities to be included in such an underwriting may be reduced by the managing underwriter if and to the extent that the Company and the underwriter shall reasonably be of the opinion that such inclusion would adversely affect the marketing of the securities to be sold by the Company therein; PROVIDED, HOWEVER, that the Company shall notify the Seller in writing of any such reduction. Notwithstanding the foregoing provisions, the Company may withdraw or delay or suffer a delay of any Registration Statement referred to in this Section 11.1(ii) without thereby incurring any liability to the Seller.

               (iii) If, at the time any written request for registration is received by the Company pursuant to Section 11.1(i), the Company has determined to proceed with the actual preparation and filing of a registration statement under the 1933 Act in connection with the proposed offer and sale for cash of any of its securities for the Company's own account and the Company actually does file such other Registration Statement, such written request shall be deemed to have been given pursuant to Section 11.1(ii) rather than Section 11.1(i), and the rights of the holders of Registrable Securities covered by such written request shall be governed by Section 11.1(ii).

               (iv) Subject to the 1933 Act, the rules and regulations promulgated thereunder by the Commission, and interpretations thereof by the Commission, not later than 120 days after the Closing Date, the Company shall file (the actual date of such filing, the "Actual Filing Date") with the Commission a Registration Statement on Form S-3 or SB-2 or on such other form that it is then eligible to use (the "Registration Statement") and thereafter shall use commercially reasonable efforts to cause the Registration Statement to be declared effective (such date of effectiveness, the "Effective Date"), in order to register the Registrable Securities for resale and distribution under the 1933 Act. The Company will register not less than a number of shares of Common Stock in the aforedescribed Registration Statement that is equal to all of the Shares and Warrant Shares issued, or issuable, to the Actual Filing Date. The Registration Statement will immediately be amended or additional registration statements will be immediately filed by the Company as necessary to register additional shares of Common Stock to allow the public resale of all Common Stock included in and issuable by virtue of the Registrable Securities.

          11.2. REGISTRATION PROCEDURES. If and whenever the Company is required by the provisions of Subsections 11.1(i), (ii), or (iv) to effect the registration of any shares of Registrable Securities under the 1933 Act, the Company will, as expeditiously as possible:

               (a) subject to the timelines, if any, provided in this Agreement, prepare and file with the Commission a registration statement required by
Section 11, with respect to such securities and use commercially reasonable efforts to cause such registration statement to become and remain effective for the period of the distribution contemplated thereby (determined as herein provided), and promptly provide to the holders of Registrable Securities copies of all filings and Commission letters of comment;

               (b) prepare and file with the Commission such amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective until such registration statement has been effective for a period of two (2) years, and comply with the provisions of the 1933 Act with respect to the disposition of all of the Registrable Securities covered by such registration statement in accordance with the Sellers' intended method of disposition set forth in such registration statement for such period;

               (c) furnish to the Sellers, at the Company's expense, such number of copies of the registration statement and the prospectus included therein (including each preliminary prospectus) as such persons reasonably may request in order to facilitate the public sale or their disposition of the securities covered by such registration statement;

               (d) use commercially reasonable efforts to register or qualify the Sellers' Registrable Securities covered by such registration statement under the securities or "blue sky" laws of such jurisdictions as the Sellers shall request in writing; PROVIDED, HOWEVER, that the Company shall not for any such purpose be required to qualify generally to transact business as a foreign corporation in any jurisdiction where it is not so qualified or to consent to general service of process in any such jurisdiction;

               (e) if applicable, list the Registrable Securities covered by such registration statement with any securities exchange on which the Common Stock of the Company is then listed;

               (f) immediately notify the Sellers when a prospectus relating thereto is required to be delivered under the 1933 Act, of the happening of any event of which the Company has knowledge as a result of which the prospectus contained in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing; and

               (g) provided same would not be in violation of the provision of Regulation FD under the 1934 Act, make available for inspection by the Sellers, and any attorney, accountant or other agent retained by the Seller or underwriter, all publicly available, non-confidential financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all publicly available, non-confidential information reasonably requested by the seller, attorney, accountant or agent in connection with such registration statement.

          11.3. PROVISION OF DOCUMENTS. In connection with each registration described in this Section 11, each Seller will furnish to the Company in writing such information and representation letters with respect to itself and the proposed distribution by it as reasonably shall be necessary in order to assure compliance with federal and applicable state securities laws.

          11.4. EXPENSES. All expenses incurred by the Company in complying with
Section 11, including, without limitation, all registration and filing fees, printing expenses, fees and disbursements of counsel and independent public accountants for the Company, fees and expenses (including reasonable counsel fees) incurred in connection with complying with state securities or "blue sky" laws, fees of the National Association of Securities Dealers, Inc., transfer taxes, fees of transfer agents and registrars, and costs of insurance are called "Registration Expenses." All underwriting discounts and selling commissions applicable to the sale of Registrable Securities, including any fees and disbursements of any additional counsel to the Seller, are called "Selling Expenses." The Company will pay all Registration Expenses in connection with the registration statement under Section 11. Selling Expenses in connection with each registration statement under Section 11 shall be borne by the Seller and may be apportioned among the Sellers in proportion to the number of shares sold by the Seller relative to the number of shares sold under such registration statement or as all Sellers thereunder may agree.

          11.5. INDEMNIFICATION AND CONTRIBUTION.

               (a) In the event of a registration of any Registrable Securities under the 1933 Act pursuant to Section 11, the Company will, to the extent permitted by law, indemnify and hold harmless the Seller, each officer of the Seller, each director of the Seller, each underwriter of such Registrable Securities thereunder and each other person, if any, who controls such Seller or underwriter within the meaning of the 1933 Act, against any losses, claims, damages or liabilities, joint or several, to which the Seller, or such underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any registration statement under which such Registrable Securities was registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances when made, and will subject to the provisions of
Section 11.5(c) reimburse the Seller, each such underwriter and each such controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Company shall not be liable to the Seller to the extent that any such damages arise out of or are based upon an untrue statement or omission made in any preliminary prospectus if (i) the Seller failed to send or deliver a copy of the final prospectus delivered by the Company to the Seller with or prior to the delivery of written confirmation of the sale by the Seller to the person asserting the claim from which such damages arise, (ii) the final prospectus would have corrected such untrue statement or alleged untrue statement or such omission or alleged omission, or (iii) to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission so made in conformity with information furnished by any such Seller, or any such controlling person in writing specifically for use in such registration statement or prospectus.

               (b) In the event of a registration of any of the Registrable Securities under the 1933 Act pursuant to Section 11, each Seller severally but not jointly will, to the extent permitted by law, indemnify and hold harmless the Company, and each person, if any, who controls the Company within the meaning of the 1933 Act, each officer of the Company who signs the registration statement, each director of the Company, each underwriter and each person who controls any underwriter within the meaning of the 1933 Act, against all losses, claims, damages or liabilities, joint or several, to which the Company or such officer, director, underwriter or controlling person may become subject under the 1933 Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the registration statement under which such Registrable Securities were registered under the 1933 Act pursuant to Section 11, any preliminary prospectus or final prospectus contained therein, or any amendment or supplement thereof, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and will reimburse the Company and each such officer, director, underwriter and controlling person for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; PROVIDED, HOWEVER, that the Seller will be liable hereunder in any such case if and only to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in reliance upon and in conformity with information pertaining to such Seller, as such, furnished in writing to the Company by such Seller specifically for use in such registration statement or prospectus; PROVIDED, FURTHER, HOWEVER, that the liability of the Seller hereunder shall be limited to the net proceeds actually received by the Seller from the sale of Registrable Securities covered by such registration statement.

               (c) Promptly after receipt by an indemnified party hereunder of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party hereunder, notify the indemnifying party in writing thereof, but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to such indemnified party other than under this Section 11.5(c) and shall only relieve it from any liability which it may have to such indemnified party under this Section 11.5(c), except and only if and to the extent the indemnifying party is prejudiced by such omission. In case any such action shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate in and, to the extent it shall wish, to assume and undertake the defense thereof with counsel satisfactory to such indemnified party, and, after notice from the indemnifying party to such indemnified party of its election so to assume and undertake the defense thereof, the indemnifying party shall not be liable to such indemnified party under this Section 11.5(c) for any legal expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation and of liaison with counsel so selected; PROVIDED, HOWEVER, that, if the defendants in any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be reasonable defenses available to it which are different from or additional to those available to the indemnifying party or if the interests of the indemnified party reasonably may be deemed to conflict with the interests of the indemnifying party, the indemnified parties, as a group, shall have the right to select one separate counsel and to assume such legal defenses and otherwise to participate in the defense of such action, with the reasonable expenses and fees of such separate counsel and other expenses related to such participation to be reimbursed by the indemnifying party as incurred.

               (d) In order to provide for just and equitable contribution in the event of joint liability under the 1933 Act in any case in which either (i) a Seller, or any controlling person of a Seller, makes a claim for indemnification pursuant to this Section 11.5 but it is judicially determined (by the entry of a final judgment or decree by a court of competent jurisdiction and the expiration of time to appeal or the denial of the last right of appeal) that such indemnification may not be enforced in such case notwithstanding the fact that this Section 11.5 provides for indemnification in such case, or (ii) contribution under the 1933 Act may be required on the part of the Seller or controlling person of the Seller in circumstances for which indemnification is not provided under this Section 11.5; then, and in each such case, the Company and the Seller will contribute to the aggregate losses, claims, damages or liabilities to which they may be subject (after contribution from others) in such proportion so that the Seller is responsible only for the portion represented by the percentage that the public offering price of its securities offered by the registration statement bears to the public offering price of all securities offered by such registration statement; PROVIDED, HOWEVER, that, in any such case, (A) the Seller will not be required to contribute any amount in excess of the public offering price of all such securities offered by it pursuant to such registration statement; and (B) no person or entity guilty of fraudulent misrepresentation (within the meaning of Section 10(f) of the 1933

Act) will be entitled to contribution from any person or entity who was not guilty of such fraudulent misrepresentation.

          11.6. DELIVERY OF UNLEGENDED SHARES.

               (a) Within five (5) business days (such fifth business day, the "Unlegended Shares Delivery Date") after the business day on which the Company has received (i) a notice that Registrable Securities have been sold either pursuant to the Registration Statement or Rule 144 under the 1933 Act, (ii) a representation that the prospectus delivery requirements, or the requirements of Rule 144, as applicable, have been satisfied, and (iii) the original share certificates representing the shares of Common Stock that have been sold, and
(iv) in the case of sales under Rule 144 customary representation letters of the Subscriber and Subscriber's broker regarding compliance with the requirements of Rule 144, the Company at its expense, (A) shall deliver, and shall cause legal counsel selected by the Company to deliver, to its transfer agent (with copies to Subscriber) an appropriate instruction and opinion of such counsel, for the delivery of shares of Common Stock without any legends including the legends set forth in Sections 4(e) and 4(f) above, issuable pursuant to any effective and current registration statement described in Section 11 of this Agreement or pursuant to Rule 144 under the 1933 Act (the "Unlegended Shares"); and (B) cause the transmission of the certificates representing the Unlegended Shares together with a legended certificate representing the balance of the unsold shares of Common Stock, if any, to the Subscriber at the address specified in the notice of sale, via express courier, by electronic transfer or otherwise on or before the Unlegended Shares Delivery Date. Transfer fees shall be the responsibility of the Seller.

               (b) In lieu of delivering physical certificates representing the Unlegended Shares, if the Company's transfer agent is participating in the Depository Trust Company ("DTC") Fast Automated Securities Transfer program, upon request of a Subscriber, so long as the certificates therefor do not bear a legend and the Subscriber is not obligated to return such certificate for the placement of a legend thereon, the Company shall cause its transfer agent to electronically transmit the Unlegended Shares by crediting the account of Subscriber's prime Broker with DTC through its Deposit Withdrawal Agent Commission system. Such delivery must be made on or before the Unlegended Shares Delivery Date.

          12. MISCELLANEOUS.

               (a) NOTICES. All notices, demands, requests, consents, approvals, and other communications required or permitted hereunder shall be in writing and, unless otherwise specified herein, shall be (i) personally served, (ii) deposited in the mail, registered or certified, return receipt requested, postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall have specified most recently by written notice. Any notice or other communication required or permitted to be given hereunder shall be deemed effective (a) upon hand delivery or delivery by facsimile, with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated below (if delivered on a business day during normal business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received) or (b) on the second business day following the date of mailing by express courier service, fully prepaid, addressed to such address, or upon actual receipt of such mailing, whichever shall first occur. The addresses for such communications shall be: (i) if to the Company, to: Astrata Group Incorporated, 1801 Century Park East, Suite 1830, Los Angeles, California 90067-2320, Attn: Martin Euler, Chief Financial Officer, fax: (310) 226-8553, with a copy by fax only to: Bryan Cave LLP, 2020 Main Street, Suite 600, Irvine, California 92614-8226, Attn: Randolf W. Katz, Esq., fax: (949) 223-7100, and
(ii) if to the Subscriber, to: the address and fax number indicated on the signature pages hereto, with an additional copy by fax only to: any person designated by the Subscriber on the signature page.

               (b) CLOSINGS. The consummation of the transactions contemplated herein shall take place at the offices of Bryan Cave LLP, 2020 Main Street, Suite 600, Irvine, California 92614-8226, upon the satisfaction of all conditions to Closing set forth in this Agreement.

               (c) ENTIRE AGREEMENT; ASSIGNMENT. This Agreement and other documents delivered in connection herewith represent the entire agreement between the parties hereto with respect to the subject matter hereof and may be amended only by a writing executed by both parties. Neither the Company nor the Subscriber has relied on any representations not contained or referred to in this Agreement and the documents delivered herewith. No right or obligation of either party shall be assigned by that party without prior notice to and the written consent of the other party.

               (d) COUNTERPARTS; EXECUTION. This Agreement may be executed in any number of counterparts and by the different signatories hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same instrument. This Agreement may be executed by facsimile signature and delivered by facsimile transmission.

               (e) LAW GOVERNING THIS AGREEMENT. This Agreement shall be governed by and construed in accordance with the laws of the State of New York without regard to principles of conflicts of laws. Any action brought by either party against the other concerning the transactions contemplated by this Agreement shall be brought only in the state courts of New York or in the federal courts located in the state of New York. The parties and the individuals executing this Agreement and other agreements referred to herein or delivered in connection herewith on behalf of the Company agree to submit to the jurisdiction of such courts and waive trial by jury. The prevailing party shall be entitled to recover from the other party its reasonable attorney's fees and costs. In the event that any provision of this Agreement or any other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any such provision which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision of any agreement.

               (f) CONSENT TO JURISDICTION. Subject to Section 12(e) hereof, each of the Company, the Subscriber, and any signatory hereto in his personal capacity hereby waives, and agrees not to assert in any such suit, action, or proceeding, any claim that it is not personally subject to the jurisdiction in New York of such court, that the suit, action or proceeding is brought in an inconvenient forum or that the venue of the suit, action, or proceeding is improper. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

                      [THIS SPACE INTENTIONALLY LEFT BLANK]

                    SIGNATURE PAGE TO SUBSCRIPTION AGREEMENT

     Please acknowledge your acceptance of the foregoing Subscription Agreement by signing and returning a copy to the undersigned whereupon it shall become a binding agreement between us.

                                       ASTRATA GROUP INCORPORATED
                                       A Nevada Corporation



                                       By: _____________________________________

                                           Martin Euler, Chief Financial Officer

                                       Dated:  November 30, 2004



AGREED AND ACCEPTED:

SUBSCRIBER:


____________________________________     _______________________________________

        [Subscriber's Name]                       [Copy Designee's Name]


____________________________________    ________________________________________

       [Subscriber's Address]                    [Copy Designee's Address]


____________________________________    ________________________________________

[Subscriber's City, State, Zip Code]     [Copy Designee's City, State, Zip Code]


____________________________________    ________________________________________

      [Subscriber's Fax Number]                 [Copy Designee's Fax Number]



____________________________________

            [Signature]


Aggregate Purchase Price:  $________
Number of Units:  ___________

                         LIST OF EXHIBITS AND SCHEDULES

         Exhibit A                  Form of Common Stock Purchase Warrant

         Schedule 5(d)              Additional Issuances

         Schedule 5(o)              Undisclosed Liabilities

         Schedule 5(q)              Capitalization

         Schedule 9(n)              Use of Proceeds

                                    EXHIBIT A
                      FORM OF COMMON STOCK PURCHASE WARRANT

Attached.

                                  SCHEDULE 5(D)
                              ADDITIONAL ISSUANCES

Warrants that expire September 2006 for the purchase of up to 48,000 shares of Common Stock at an exercise price of $2.00 per share.

Warrants that expire November 2006 for the purchase of up to 32,000 shares of Common Stock at an exercise price of $5.00 per share.

Warrants that expire December 2006 for the purchase of up to 12,000 shares of Common Stock at an exercise price of $5.00 per share.

Warrants that expire December 2006 for the purchase of up to 4,762 shares of Common Stock at an exercise price of $5.00 per share.

Warrants that expire December 2006 for the purchase of up to 40,000 shares of Common Stock at an exercise price of $5.00 per share.

Warrants that expire December 2006 for the purchase of up to 40,000 shares of Common Stock at an exercise price of $5.00 per share.

Warrants that expire December 2006 for the purchase of up to 66,667 shares of Common Stock at an exercise price of $5.00 per share.

Warrants that expire December 2006 for the purchase of up to 100,000 shares of Common Stock at an exercise price of $5.00 per share.

The company has a stock option plan that contains 1,560,000 shares of common stock which provides for grants and options for employees.

The company currently expects to grant in connection with equity or debt financing(s) up to 3,000,000 Warrants, each for the purchase of one share of the company's common stock, at an expected exercise price of approximately $5.00 during an expected period not to exceed 5 years. All of such referenced intended financings to close on or before May 31, 2005.

                                  SCHEDULE 5(O)
                             UNDISCLOSED LIABILITIES

None.

                                  SCHEDULE 5(Q)
                                 CAPITALIZATION

The number of authorized and outstanding shares of the Company's capital stock and its capitalization is set forth on its Quarterly Report on Form 10-QSB/A for the quarter ended November 30, 2004.

                                  SCHEDULE 9(N)
                                 USE OF PROCEEDS

Working Capital to fund Manufacturing and
Trade Receivable Growth due to business Expansion                  up to 50%

Sales, Marketing Expenses associated with
the launch and roll out of new products                            up to 25%

General and Administrative Expenses                                up to 25%